Filed Pursuant to Rule 497(e)
                                                         Registration No.2-92665
                                                       Registration No. 33-78264


                              EXCELSIOR FUNDS, INC.
                              EXCELSIOR FUNDS TRUST
                               Managed Income Fund
                      Intermediate-Term Managed Income Fund
                      Short-Term Government Securities Fund
                                 High Yield Fund

Supplement dated May 30, 2003, to the Prospectus dated August 1, 2002.

      On page 14 of the Prospectus, second column, the last paragraph beginning on this page and carried over to page 15 is replaced in its entirety with the following:

      "All investment decisions for the High Yield Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee."